UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 7, 2004
                           Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     0-28830              36-4094854
-----------------------------        ----------             ------------
 (State of Other Jurisdiction        Commission            (IRS Employer
        of Incorporation)            File Number         Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.           Financial Statements and Exhibits.

(c) Exhibits

Number            Description
------            -----------

99.1              Press Release dated January 7, 2004.


Item 12. Results of Operations and Financial Condition

Navigant Consulting, Inc. has announced preliminary fourth quarter 2003 results. The Company's press release dated January 7, 2004 announcing these preliminary results for the fourth quarter 2003 is attached hereto as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.

Date:  January 7, 2004

By:      /s/ Ben W. Perks
         -------------------------------------
Name:    Ben W. Perks
Title:   Executive Vice President and
         Chief Financial Officer